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                     U.S. SECURITIES AND EXCHANGE COMMISSION

                             WASHINGTON, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT

     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934



         Date of Report (Date of earliest event reported) March 30, 1998


                          MORTON INDUSTRIAL GROUP, INC.
             (Exact name of registrant as specified in its charter)


         Georgia                        0-13198                  38-0811650
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State or other jurisdiction of        (Commission             (I.R.S. Employer
incorporation or organization         File Number)           Identification No.)


1021 West Birchwood, Morton, Illinois                              61550
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(Address of principal executive offices)                         (Zip Code)


(Registrant's telephone number, including area code            309-266-7176
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         (Former name or former address, if changed since last report.)

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ITEM 2.  ACQUISITION OR DISPOSITION OF ASSETS.

         CARROLL GEORGE, INC., ACQUISITION

         On March 30, 1998, the Company acquired all of the issued and outstanding capital stock of Carroll George, Inc. ("Carroll George"), an Iowa corporation, from its 30 shareholders. The Company paid a total purchase price of $8,104,000, including payment of all of Carroll George's revolving credit and term loan debt. The Company used a draw on its line of credit with Harris Trust and Savings Bank to fund the purchase price and debt payoff. The purchase price that the Company paid to the Carroll George shareholders was the result of arm's length bargaining between the Company and representatives of the shareholders.

         Carroll George manufactures components from polyurethane foam plastic and similar materials for sale to the agricultural equipment, trucking, and off road vehicle manufacturers. Carroll George's largest selling products are fully featured headliners and other interior assemblies for vehicle cabs. These headliners and interior assemblies contain dome lights, HVAC ducts and hookups, sound system wiring, and other components. Carroll George's largest customers are Caterpillar, Deere & Company, and J. I. Case.

         Carroll George is located in Northwood, Iowa, where it employs approximately 350 persons. Among the assets that the Company indirectly acquired as a result of its purchase of the stock of Carroll George are ten acres of land containing a 118,000 square foot manufacturing, warehouse, and office facility; plastic line bending equipment; hot melt laminating machinery; robotic routers; multiple cavity and rotary thremoforming machinery, robotic water jet cutting equipment; vinyl and plastic perforating equipment; digital sheeting equipment; die cutting and flame laminating machinery; and computer assisted design equipment.

         The Company currently intends to maintain Carroll George as a subsidiary and to operate its assets in substantially the same manner in which Carroll George employed them before the acquisition.

         In connection with the acquisition, the Company entered into an employment agreement with Gary L. George with a one year term that is renewable from year to year. Mr. George also entered into a noncompetition agreement with the Company that continues for five years after the termination of his employment by Carroll George. Prior to the closing of the acquisition, there was no material relationship between Mr. George or any of the other selling shareholders and the Company or any of its officers, directors, or affiliates or any associate of any director or officer of the Company.

         B & W METAL FABRICATORS, INC., ACQUISITION

         On April 8, 1998, the Company purchased all of the issued and outstanding capital stock of B & W Metal Fabricators, Inc., a North Carolina corporation ("B&W") from its two shareholders, Joseph T. Buie, Jr., and Ernest
J. Butler. The Company paid $7,700,000 to the selling shareholders, $4,050,000 in cash and the balance in the form of the Company's unsecured subordinated notes (the "Notes"). The Notes bear interest at 7% per annum and are payable in 40 equal quarterly installments of principal and interest of $127,648, beginning July 8, 1998, and continuing on each October 8, January 8, April 8, and July 8 thereafter. The Company may prepay the Notes in full or in part at any time without payment of any premium or penalty. At the time of the acquisition, the Company also paid off $862,908 of B&W's indebtedness.




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The Company used a draw on its line of credit with Harris Trust and Savings Bank to fund the purchase price and debt payoff. Following the closing, B&W remained obligated to make installment payments totaling $875,247 on two laser cutting tools. The purchase price paid to the selling shareholders was the result of arm's length bargaining between the Company and Mr. Buie and Mr. Butler.

         B&W is a manufacturer of metal components and subassemblies for equipment manufacturers in the Southeast. Its production capabilities include metal shearing, bending, punching, welding, preparation, and painting, and its two largest customers are Caterpillar and Ingersoll-Rand.

         B&W is located in Welcome, North Carolina, where it employs approximately 150 people. Through its acquisition of the B&W stock, the Company indirectly acquired 30 acres of land containing B&W's 187,500 square foot manufacturing, warehouse, and office facility; laser cutting equipment; metal punching, bending, shearing, and welding equipment; painting equipment; and other equipment used in the metal fabrication business.

         The Company intends to maintain B&W as a subsidiary and to operate its assets in substantially the same manner in which B&W employed them before the acquisition.

         In connection with the acquisition, Mr. Butler entered into a one year employment agreement with B&W, and he and Mr. Buie entered into noncompetition agreements with the Company having terms ending five years after the April 8, 1998, closing of the acquisition. Prior to the closing of the acquisition, there was no material relationship between Mr. Butler or Mr. Buie and the Company or any of its officers, directors, or affiliates or any associate of any director or officer of the Company.

ITEM 7.  FINANCIAL STATEMENTS AND EXHIBITS.

         Audited financial statements of Carroll George and B&W and pro forma financial statements giving effect to the two acquisitions will be filed by amendment to this Form 8-K within 60 days after April 14, 1998, in the case of Carroll George, and April 23, 1998, in the case of B&W.

         The following documents are filed as Exhibits to this Form 10-K:

             Exhibit No.       Document

                 10.1 Stock Purchase Agreement among the Company and Gary L. George and Gloria J. George dated March 2, 1998

                 10.2 Stock Purchase Agreement among the Company, Joseph T. Buie, Jr., and Ernest J. Butler dated April 8, 1998

                 10.3 Non-Negotiable Promissory Note (Subordinated) of the Company to Joseph T. Buie, Jr., dated April 8, 1998

                 10.4 Non-Negotiable Promissory Note (Subordinated) of the Company to Ernest J. Butler dated April 8, 1998


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                 99.1          Press release dated April 8, 1998


































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                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                             MORTON INDUSTRIAL GROUP, INC.

                                                    (Registrant)

Date:  April 14, 1998                        By:/s/ Daryl R. Lindemann
                                                ---------------------
                                                Daryl R. Lindemann
                                                Vice President Finance,
                                                Secretary, and Treasurer
























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                                  EXHIBIT INDEX



             Exhibit No.       Document

                 10.1 Stock Purchase Agreement among the Company and Gary L. George and Gloria J. George dated March 2, 1998

                 10.2 Stock Purchase Agreement among the Company, Joseph T. Buie, Jr., and Ernest J. Butler dated April 8, 1998

                 10.3 Non-Negotiable Promissory Note (Subordinated) of the Company to Joseph T. Buie, Jr., dated April 8, 1998

                 10.4 Non-Negotiable Promissory Note (Subordinated) of the Company to Ernest J. Butler dated April 8, 1998

                 99.1          Press release dated April 8, 1998



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